UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) SEPTEMBER 10, 2007
NORTEL NETWORKS CORPORATION

(Exact name of Registrant as Specified in Charter)

CANADA	001-07260	NOT APPLICABLE

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 905-863-7000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Nortel Networks Corporation (the “Company”) is making publicly available certain information, which includes in Exhibit 99.1 the new audited consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, restated to reflect the change in the Company’s and the Company’s principal operating subsidiary, Nortel Networks Limited’s (“NNL”) reportable segments effective January 1, 2007 and to provide certain supplemental condensed consolidating annual financial information, as well as in Exhibit 99.2 the management’s discussion and analysis of financial condition and results of operations (“MD&A”) section and in Exhibit 99.3 the business description (the “Business Description”) contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Company Form 10-K”), each revised only to reflect the change to the Company’s reportable segments. Exhibit 99.4 contains certain supplemental unaudited condensed consolidating quarterly financial information of the Company. The Company’s new financial statements, MD&A, the Business Description and the supplemental unaudited condensed consolidating quarterly financial information are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively. The new financial statements, MD&A and Business Description supersede and replace in their entirety the corresponding historical audited consolidated financial statements (Item 8), MD&A (Item 7) and Business Description (Item 1) included in the Company’s Form 10-K.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
23	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial Statements and the notes thereto of the Company, prepared in accordance with United States generally accepted accounting principles, as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, restated to reflect the change in reportable segments and to provide certain supplemental condensed consolidating financial information.

99.2	The management’s discussion and analysis of financial condition and results of operation, revised only to reflect the change in reportable segments.

99.3	The business description, revised only to reflect the change in reportable segments.

99.4	Supplemental unaudited condensed consolidating quarterly financial information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ DAVID W. DRINKWATER
David W. Drinkwater
Chief Financial Officer

By:	/s/ GORDON A. DAVIES
Gordon A. Davies
Chief Legal Officer and Corporate Secretary

Dated: September 10, 2007

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements and the notes thereto of the Company, prepared in accordance with United States generally accepted accounting principles, as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, restated to reflect the change in reportable segments and to provide certain supplemental condensed consolidating financial information.

99.2	The management’s discussion and analysis of financial condition and results of operation, revised only to reflect the change in reportable segments.

99.3	The business description, revised only to reflect the change in reportable segments.

99.4	Supplemental unaudited condensed consolidating quarterly financial information.